UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): November 4, 2011

IRS Employer
Commission	Registrant; State of Incorporation;	Identification
File Number	Address; and Telephone Number	Number

1-13739	UNISOURCE ENERGY CORPORATION	86-0786732
(An Arizona Corporation)
One South Church Avenue, Suite 100
Tucson, AZ 85701
(520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation)
One South Church Avenue, Suite 100
Tucson, AZ 85701
(520) 571-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
UniSource Energy Corporation is making presentations at the Edison Electric Institute Financial Conference in Orlando, Florida from November 6-8, 2011. The presentation will be available at http://ir.uns.com/events.cfm beginning on November 4, 2011. The presentation is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	UniSource Energy Corporation Edison Electric Institute Financial Conference Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2011	UNISOURCE ENERGY CORPORATION
(Registrant)

/s/ Kevin P. Larson
Senior Vice President and Chief Financial Officer

Date: November 4, 2011	TUCSON ELECTRIC POWER COMPANY
(Registrant)

/s/ Kevin P. Larson
Senior Vice President and Chief Financial Officer